                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/ Definitive Proxy Statement (Incorporated herein by reference is the Company's Annual Report filing (ARS), filed concurrently herewith.)
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                        UNIVERSAL MFG. CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

TO THE SHAREHOLDERS OF UNIVERSAL MFG. CO.:

Notice is hereby given that the Annual Meeting of the Shareholders of UNIVERSAL MFG. CO. will be held at the Regency West-Best Western, 909 South 107th Avenue (I-680 at Pacific Street), Omaha, Nebraska, on November 18, 1997 at 10:00 a.m. for the election of members of the Board of Directors for the ensuing year and for the transaction of such other business as may properly come before the meeting.

The date of record for voting at this 1997 Annual Meeting was the close of business on September 10, 1997. Only holders of common stock as of this record date are entitled to Notice of and to vote at the aforesaid meeting or any adjournment thereof.

It is hoped that as many Shareholders as possible will attend in person but if it will be impossible for you to do so, we request that you sign and return the enclosed Proxy in the envelope provided. Returning the Proxy does not prevent a Shareholder from attending the meeting and voting in person.

Enclosed with this Notice is the 1997 Annual Report of the Company.

By order of the Board of Directors.





                                            Donald D. Heupel, President
                                            T. Warren Thompson, Secretary

                                  UNIVERSAL MFG. CO.

                                 405 DIAGONAL STREET

                                  ALGONA, IOWA 50511

                                 PROXY STATEMENT FOR
                            ANNUAL MEETING OF SHAREHOLDERS
                                OF UNIVERSAL MFG. CO.



                             TO BE HELD NOVEMBER 18, 1997


         The enclosed proxy is solicited by the Board of Directors of Universal Mfg. Co. for use at the Annual Meeting of Shareholders of the Company to be held on November 18, 1997, and at any adjournment thereof. Such meeting is to be held at Regency West - Best Western, 909 South 107th Avenue (I-680 at Pacific Street), Omaha, Nebraska, and will commence at 10:00 o'clock a.m. Such solicitation is being made by mail and the Company may also use its officers, directors and regular employees to solicit proxies from shareholders either in person or by telephone, telegraph or letter without extra compensation.

         Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy. Any revocation of a proxy may be in writing delivered to the Company or by oral statement of any shareholder in attendance at the Annual Meeting.

         This solicitation is being made by the Company. The entire cost of such solicitation, which represents the amount normally expended for a solicitation relating to an uncontested election of directors, will be borne by the Company. Such cost will include the cost of supplying necessary additional copies of the solicitation material and the annual report to shareholders, for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such recordholders for completing the mailing of such material and report to such beneficial owners.

         Only shareholders of record of the Company's 816,000 shares of Common Stock outstanding as of the close of business on September 10, 1997, will be entitled to vote. Each share of Common Stock is entitled to one vote on any matter which may properly come before the meeting. This proxy statement and the enclosed form of proxy are being mailed to shareholders on or about October 10, 1997. The 1997 annual report of the Company to its shareholders is being mailed to shareholders with this proxy statement.

October 10, 1997

                                ELECTION OF DIRECTORS

         Four directors are to be elected at this Annual Meeting to hold office until the 1999 Annual Meeting of Shareholders or until a successor is duly elected and qualified. The Articles of Incorporation of the Company provide for classification of directors into two classes to be elected in alternate years for two-year terms. The Company's current Bylaws provide for seven directors, with four to be elected in 1997 and three to be elected in 1998. All of the nominees are presently directors of the Company and have been previously elected by the shareholders with the exception of Helen Ann McHugh and Thomas W. Rasmussen, who were selected by the remaining directors to fill a vacancy on the Board of Directors.

         Helen Ann McHugh was appointed to the Board of Directors in July of 1997. Ms. McHugh has extensive work experience in the printing industry. She has served in such areas of the industry as manufacturing, sales, warehousing and distribution for the past eighteen years. Currently, as an Account Manager for Caltar, Inc. in Santa Fe Springs, California, she is involved in the execution of information management programs for her clients. Prior to her experience with Caltar, Inc. and its predecessor, Data Access Management, Inc., Ms. McHugh worked in sales and management positions for printing companies and as the Lead Trial Paralegal in anti-trust litigation for a Denver, Colorado law firm. Ms. McHugh graduated from the University of Tulsa with a Bachelor of Science degree in 1975 and from the Denver Paralegal Institute in Denver, Colorado in 1977.

         Thomas W. Rasmussen was appointed to the Board of Directors in May of 1997. Mr. Rasmussen is a second generation director and has over fifteen years of experience in the automobile industry. He has managed two franchised dealerships. From 1992 to the Spring of 1997, Mr. Rasmussen worked for Piper Jaffray, Inc. Currently, Mr. Rasmussen is a dealer development manager with Arcadia Financial, Ltd. of Minneapolis, Minnesota. Arcadia Financial, Ltd. is a large independent indirect automobile lender.

         In the absence of instructions to the contrary, the proxies solicited by the Board of Directors will be voted in favor of the election of the nominees listed in this proxy statement. If any such nominees shall withdraw or otherwise become unavailable, which is not expected, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors.

         Shareholders have cumulative voting rights. Each shareholder of record is entitled to as many votes as the total number of shares of Common Stock held of record by such shareholder multiplied by the number of directors to be elected by the shareholders. These votes may be divided among the total number of directors to be elected or distributed among any lesser number in such proportion as the shareholder may desire. Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this proxy statement, reserving the right, however, to cumulate their votes and distribute them among the nominees in their discretion. By marking the appropriate box on the form of proxy, a share-holder may withhold authority to vote for all of the nominees listed below or, by inserting individual names in the blank space provided, may withhold the authority to vote for any one or more of such nominees. Neither shares nor proxies may be voted for a greater number of persons than the number of nominees shown below.

         The Trust Department of the First National Bank of Omaha will tally all votes cast in person or by proxy for the election of directors. As indicated in the proxy, where no direction is given with respect to proposal No. 1, the proxy will be voted for such proposal. Shareholders who neither submit a proxy nor attend the meeting, along with broker non-votes, will not be counted as either a vote for or against the election of a director. Directors will be elected upon receiving a majority of the votes cast in person or by proxy at the annual meeting, providing a quorum is present.

         The following table contains certain information with respect to the persons currently serving as directors including those persons nominated for election at the 1997 Annual Meeting of Shareholders:

Nominees:

                                                            Year First
                                                              Became     Term
  Name and Principal Occupation                       Age    Director   Expires
  -----------------------------                       ---   ----------  -------

RICHARD W. AGEE                                       75      1970       1997
  President, The Huntington Corporation
  Real Estate Developer, Builder and Subdivider
  Lincoln, Nebraska

RICHARD E. McFAYDEN                                   45      1984       1997
  Partner, Perrigrine Partners, a Real
  Estate Investment Partnership
  Professor of Business and Associate Director of
  Student Services, Buena Vista University
  Omaha, Nebraska

HELEN ANN McHUGH                                      44      1997       1997
  Account Manager, Caltar, Inc.
  Santa Fe Springs, California

THOMAS W. RASMUSSEN                                   35      1997      1997
  Dealer Development Manager
  Arcadia Financial, Ltd.
  Minneapolis, Minnesota

Other Directors:


                                                            Year First
                                                              Became     Term
  Name and Principal Occupation                       Age    Director   Expires
  -----------------------------                       ---   ----------  -------

DONALD D. HEUPEL                                      50      1985      1998
  President of the Company
  Algona, Iowa

HARRY W. MEGINNIS                                     70      1966      1998
  Retired
  Palm City, Florida

T. WARREN THOMPSON                                    67      1969      1998
  Secretary of the Company
  Commercial Real Estate Broker
  Omaha, Nebraska


         All directors and nominees for director have been in their respective occupations for more than the past five years, except Harry W. Meginnis who retired as President of Meginnis Ford, an automobile dealership in Lincoln, Nebraska, in January of 1992, and Mr. Rasmussen who worked for Piper Jaffray from 1992 to 1997, before assuming his current position at Arcadia Financial, Ltd. Ms. McHugh and Mr. Rasmussen are cousins.

         There are no standing nominating or compensation committees of the Board of Directors. The Board of Directors acts as a whole as the Company's Audit Committee. The Board of Directors generally meets once each quarter. It held four regularly scheduled meetings during the fiscal year ended July 31, 1997, with each such meeting being a meeting of the Audit Committee, as well. As an Audit Committee, the Board of Directors reviews financial reporting and accounting matters, including the retaining of certified public accountants.

                                      MANAGEMENT

    Executive officers of the Company, and other significant employees of the Company, are listed below:

Name and Age                             Current Position and Business History
-------------------------------------------------------------------------------
Donald D. Heupel (50). . . . . . .       President of the Company for more
                                         than the past five years.

Gary L. Christiansen (52) . . . . . . . .   Vice President of the Company
                                            since April 25, 1995; Treasurer
                                            of the Company since
                                            October 31, 1995; Controller of
                                            the Company from June 25, 1990,
                                            to October 31, 1995.(1)

T. Warren Thompson (67) . . . . . . . . .   Secretary of the Company for more
                                            than the past five years;
                                            Treasurer of the Company until
                                            October 31, 1995.

--------------------------------------------------------------------------------
(1) Mr. Christiansen has resigned as Vice President, Treasurer and Controller of the Company effective as of October 10, 1997.


                       COMPENSATION OF PRESIDENT AND DIRECTORS


         The following table sets forth all compensation paid or payable by the Company during the past fiscal year to the President of the Company, Mr. Donald
D. Heupel:


                              SUMMARY COMPENSATION TABLE

                                 Annual Compensation
--------------------------------------------------------------------------------
NAME AND                                                          ALL OTHER
PRINCIPAL POSITION            YEAR(1)            SALARY          COMPENSATION
--------------------------------------------------------------------------------
Donald D. Heupel,            1997           $71,899.48(2)       $18,000.00(3)
President of the Company

--------------
(1) For fiscal year ended July 31, 1997.

(2) Mr. Donald Heupel was compensated in fiscal 1997 partly by fixed salary and partly by commission expressed as a percentage of before-tax profits. Mr. Heupel's fixed salary for fiscal 1997 was $39,600. His commission percentage was one and one-half percent. The Board has established a minimum monthly commission to be paid to Mr. Heupel of $1,500. The total commission compensation paid to Mr. Heupel for fiscal 1997 was $32,299.48.

(3) Mr. Heupel was paid $18,000 in director fees.

         All directors of the Company were paid $1,500 per month during the last fiscal year; except (1) Harry W. Meginnis was paid $16,500 due to a lost check not paid before the end of the fiscal year; (2) Mr. Anthony H. Kelly was paid $4,500 due to his mid-year resignation; (3) Mr. Rasmussen was paid $3,000.00 due to his mid-year election; and (4) Ms. McHugh was not paid directors' fees. In addition, Mr. Thompson was paid $2,800 during the last fiscal year for services rendered in his capacity as Secretary of the Company. Finally, the Company adopted a 401K plan (the "Plan") for its supervisory, clerical and sales employees, effective January 1, 1997. Mr. Christiansen and Mr. Heupel participate in the Plan.

                            OWNERSHIP OF VOTING SECURITIES
                              BY DIRECTORS AND NOMINEES

         The following table sets forth the share ownership for each of the directors and nominees for director as of September 10, 1997:

                     Name and Address            Amount and
                           of                Nature of Beneficial    Percent
Title of Class       Beneficial Owner             Ownership          of Class
--------------      ------------------       --------------------    --------

Common Stock       Richard W. Agee                     75,592(1)       9.26%
                   2541 Woodleigh Lane
                   Lincoln, NE 68502

Common Stock       Donald D. Heupel                       500(2)        .06%
                   219 South Avenue
                   Algona, IA 50511

Common Stock       Richard E. McFayden                    20,690       2.53%
                   672 Fairwood Lane
                   Omaha, NE 68132


Common Stock       Helen Ann McHugh                        2,500       0.31%
                   546 North Marengo Avenue
                   Pasadena, CA 91101

Common Stock       Harry W. Meginnis                       2,700       0.33%
                   12776 Mariner Court
                   Palm City, FL 34990

Common Stock       Thomas W. Rasmussen                 99,436(3)   12.18%(4)
                   5808 Xerxes Ave.
                   Edina, MN 55410

Common Stock       T. Warren Thompson                        200       0.02%
                   10018 Fieldcrest Drive
                   Omaha, NE 68114

--------------
(1) Includes 75,588 shares owned by his wife, Eloise Rogers Agee, with respect to which Mr. Agee may be regarded as having shared voting power and shared investment power.

(2) Includes 500 shares owned by him and his wife as joint tenants with respect to which Mr. Heupel may be regarded as having shared voting power and shared investment power.

(3) According to a Schedule 13D filed with the SEC on August 26, 1994,
    Mr. Rasmussen disclosed that he had sole voting power over 100 shares; shared voting power over 99,336 shares, which includes 46,136 shares held by his mother, Patricia Ann Rasmussen and 53,200 shares held by him as trustee of a trust of which he is one of four beneficiaries; sole dispositive power over 53,300 shares, including 100 shares held by him directly and 53,200 shares held by him as trustee of the aforementioned trust; and shared dispositive power over 46,136 shares owned by Patricia Ann Rasmussen. In such Schedule 13D, Mr. Rasmussen disclaimed beneficial ownership of any securities held by or for the benefit of his mother, Patricia Ann Rasmussen.

(4) This 12.18% includes the 5.6% beneficially owned by Patricia Ann Rasmussen. See note 3 above for further discussion.

         In addition to the shared voting power and shared investment power indicated in the above footnotes, spouses of the persons listed may be regarded as having beneficial ownership and shared voting power and shared investment power with respect to the shares shown.

         The following table sets forth certain information as to the shares of Common Stock beneficially owned by all officers and directors of the Company as a group as of September 10, 1997:


                                  Amount and Nature of
         Title of Class           Beneficial Ownership      Percent of Class
         --------------           --------------------      ----------------

         Common Stock                  99,582(1)                12.2%

------------
(1) Includes 76,088 shares with respect to which members of the group may be regarded as having shared voting power and shared investment power.


                          SECTION 16(a) BENEFICIAL OWNERSHIP
                                 REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by a SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.


         Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the last fiscal year its officers, directors and greater than ten-percent beneficial owners complied with applicable Section 16(a) filing requirements, except Thomas W. Rasmussen and Helen Ann McHugh failed to timely file a Form 3 report within ten (10) days of their election as a director of the Company. Both filed a Form 3 immediately after such ten (10) day period and such Forms were acknowledged by the SEC.

                        PRINCIPAL HOLDERS OF VOTING SECURITIES

    The following table sets forth the names and certain information with respect to each person who, as of September 10, 1997, was known by the Company to be the beneficial or record owner of more than five percent (5%) of the Company's Common Stock:

                     Name and Address            Amount and
                           of                Nature of Beneficial    Percent
Title of Class       Beneficial Owner             Ownership          of Class
--------------      ------------------       --------------------    --------

Common Stock       Eloise Rogers Agee                  75,592(1)       9.26%
                   2541 Woodleigh Lane
                   Lincoln, NE  68502

Common Stock       Cede & Co.                         408,616(2)      50.08%
                   Box 20
                   Bowling Green Station
                   New York, NY  10004

Common Stock       Mary McFayden Donahue                  46,258       5.67%
                   1301 South 80th Street
                   Omaha, NE 68124

Common Stock       Patricia Ann Rasmussen              46,136(3)       5.65%
                   93 Palma Drive
                   Rancho Mirage, CA 92270

Common Stock       Thomas Rasmussen                    99,436(4)   12.18%(5)
                   5808 Xerxes Ave.
                   Edina, MN 55410

------------
(1) Includes four shares owned by her husband, Richard W. Agee, with respect to which Mrs. Agee may be regarded as having shared voting power and shared investment power.

(2) The Company's stock transfer records reflect that these shares are held in nominee name. The Company believes these shares are beneficially owned by more than one beneficial owner.

(3) According to Schedule 13D filed with the SEC on August 26, 1994, Mrs. Rasmussen disclosed that with respect to these 46,136 shares she has shared voting power and shared dispositive power with her son, Thomas Rasmussen.

(4) According to a Schedule 13D filed with the SEC on August 26, 1994, Mr. Rasmussen disclosed that he had sole voting power over 100 shares; shared voting power over 99,336 shares, which includes 46,136 shares held by his mother, Patricia Ann Rasmussen (who is listed above) and 53,200 shares held by him as trustee of a trust of which he is one of four beneficiaries; sole dispositive power over 53,300 shares, including 100 shares held by him directly and 53,200 shares held by him as trustee of the aforementioned trust; and shared dispositive power over 46,136 shares owned by Patricia Ann Rasmussen. In such
         Schedule 13D, Mr. Rasmussen disclaimed beneficial ownership of any securities held by or for the benefit of his mother, Patricia Ann Rasmussen.

(5) This 12.18% includes the 5.6% beneficially owned by Patricia Ann Rasmussen (as disclosed above). See note 4 above for further discussion.

         In addition to the persons listed above, any spouses of the persons listed may be regarded as having beneficial ownership and shared voting power and shared investment power with respect to the shares shown.

                                 FINANCIAL STATEMENTS

         The Company's annual report for the fiscal year ended July 31, 1997, including financial statements, has accompanied or preceded the mailing of this proxy statement.


         THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH SHAREHOLDER SOLICITED A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED JULY 31, 1997. A WRITTEN REQUEST FOR SUCH REPORT SHOULD BE DIRECTED TO DONALD D. HEUPEL, PRESIDENT, UNIVERSAL MFG. CO., 405 DIAGONAL STREET, ALGONA, IOWA 50511.


                                    AUDIT MATTERS


    The Board of Directors of the Company at its meeting of July 15, 1997, selected the accounting firm of Deloitte & Touche LLP, independent certified public accountants, to conduct the audit examination of the Company and its subsidiary for the fiscal year ending July 31, 1998, and to prepare the Company's corporate income tax returns for the same fiscal year.

         Representatives of the firm of Deloitte & Touche LLP are expected to be present at the Annual Meeting of Shareholders. Such representations will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.


                               SHAREHOLDERS' PROPOSALS


         In order for any proposal of shareholders to be presented as an item of business at the 1998 Annual Meeting of Shareholders of the Company, the proposal must be received at the Company's principal executive offices no later than May 22, 1998.


                                    OTHER MATTERS


         The Board of Directors knows of no other matter to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the shares covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the persons acting under such proxy.


                                       By Order of the Board of Directors




                                       Donald D. Heupel
                                       President


October 10, 1997

                                  UNIVERSAL MFG. CO.
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON NOVEMBER 18, 1997

      The undersigned hereby constitutes and appoints Harry W. Meginnis and T. Warren Thompson, or either of them, or any substitute appointed by either of them, the undersigned's agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of UNIVERSAL MFG. CO. to be held at the Regency West-Best Western, 909 South 107th Avenue, Omaha, Nebraska, on the 18th day of November, 1997, at 10:00 a.m., or at any adjournment thereof.

(1) Election of Directors

    / / FOR the following nominees, for the terms of office designated in the Company's Proxy Statement, except those listed in the blank space below: Richard W. Agee, Richard E. McFayden,
              Helen Ann McHugh, Thomas W. Rasmussen

         ---------------------------------------------------------------------
    / /  WITHHOLD authority to vote for the above-listed nominees
         INSTRUCTIONS:  To withhold authority to vote for any specific nominee or nominees, the name of such nominee or nominees for whom authority is to be withheld should be printed on the blank line provided above. To withhold authority to vote for all of the above-listed nominees, the box next to the word "WITHHOLD" should be marked.

(2) In their discretion on any other matters that may properly come before the meeting or any adjournment thereof.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO PROPOSAL (1), IT WILL BE VOTED FOR SUCH PROPOSAL.

DATED: ________________, 1997

                                  _________________________________________





                                       ____________________________________
                                                    Signature


                                       ____________________________________
                                                    Signature

                                                    (When signing as attorney,
                                                    executor, administrator,
                                                    trustee, guardian or
                                                    conservator, or officer of
                                                    a corporation, give full
                                                    title. All joint tenants
                                                    must sign.)